Breaking through for patients with cancer January 2020 Exhibit 99.1

Legal Disclaimer This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of Surface Oncology, Inc. (“we,” “us” or “our”) our business strategy and plans, the preclinical and clinical development of our product candidates and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, clinical development, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward looking statements. These risks and uncertainties include the timing, progress, and results of preclinical studies and clinical trials for SRF231, SRF388, SRF617 and SRF813, and our other product candidates, the timing and likelihood of regulatory approvals and those risks identified and discussed in the section titled “Risk Factors,” set forth in our Annual Report on Form 10-K and in our other SEC filings. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business.

BREAK THROUGH Financial resources and strategic partners provide STRONG FOUNDATION On a mission to dramatically IMPROVE CURE RATES FOR CANCER Proven leadership and UNIQUELY COLLABORATIVE SCIENTIFIC ADVISORS Deep biological expertise across the TUMOR MICROENVIRONMENT Focus on differentiated targets bridging ADAPTIVE AND INNATE IMMUNITY

Surface Oncology at a Glance

Recent Corporate Highlights Filed INDs for SRF617 (CD39) and SRF388 (IL-27) New clinical candidate announced: SRF813, targeting CD112R Multiple poster presentations at SITC annual meeting Ramy Ibrahim, M.D. (CMO of the Parker Institute) added to the Board Cash at end of Q3 2019: $111.8 million

Block Suppressive Metabolites and Cytokines Activate Macrophages Deplete Regulatory T Cells Activate Natural Killer Cells Broad Approach Targeting the Immunosuppressive Tumor Microenvironment

Collaboration With Renowned Advisors Oncology Immunology Translational science Clinical development A break through philosophy Transformative impact for patients Collective learning SCIENTIFIC ADVISORY BOARD SURFACE TEAM Deep expertise in: Commitment to: Sasha Rudensky, PhD Carla Rothlin, PhD John Stagg, PhD Stephen Hodi, MD Arlene Sharpe, MD, PhD David Tuveson, MD, PhD Christopher Hunter, PhD Elliott Sigal, MD, PhD John Wherry, PhD

Broad Portfolio Targeting the Tumor Microenvironment

Overview of NZV930

Potential Best-in-Class CD73 Targeted Antibody

- Novartis licensed WW development & commercial rights in January 2016
- Potent inhibitor of CD73 enzymatic activity
- Significant reduction of adenosine and increased proliferation of T cells
- Total cumulative milestones of $500M+
- Tiered royalties on annual net sales ranging from high single-digit to mid-teens percentages

Overview of Ongoing Phase 1 Trial



Enrollment spanning three combination expansion arms
NZV930
Single Agent Dose Escalation
NZV930 with PDR001
(Anti-PD-1)
NZV930 with NIR178
(A2AR antagonist)
NZV930, NIR178 & PDR001
Phase 1 initiated in June 2018
Target enrollment ~344 patients
Currently enrolling in 7 countries
Currently targeting 6 solid tumor types(1)

9

(1) NSCLC, TNBC, Ovarian Cancer, MSS Colorectal, Pancreatic Ductal Adenocarcinoma, Renal Cell Carcinoma

Rob Ross, MD Chief Medical Officer Vito Palombella, PhD Chief Scientific Officer Pam Holland, PhD Vice President, Cancer Biology Jeff Goater Chief Executive Officer Jessica Fees Senior Vice President, Finance and Business Operations Bob Steininger Senior Vice President, CMC Liisa Nogelo-Kerr General Counsel Management Team with Proven Track Record of Success Wendy Dwyer Chief Business Officer

Overview of SRF617 Targeting CD39 for Immune System Activation

Targeting CD39 Can Activate Both Innate and Adaptive Immunity ATP AMP Adenosine Cell stress/ damage/ death CD39 CD73 Innate and adaptive immune response (adaptive) (innate) NK cell T cell Myeloid cell Macrophage Dendritic cell

SRF617 Engages the Adaptive Immune System by Reducing Adenosine Levels ATP AMP Adenosine Cell stress/ damage/ death CD39 CD73 Innate and adaptive immune response (adaptive) SRF617 SRF617 Reduces Plasma Adenosine Levels in Tumor-Bearing Mice SRF617

14 ATP AMP Adenosine Cell stress/ damage/ death CD39 CD73 Innate and adaptive immune response (adaptive) SRF617 SRF617 Mediated CD39 Blockade is Immunostimulatory By Reducing Adenosine Levels, SRF617 Stimulates T Cell Responses

15 Cell stress/ damage/ death (innate) ATP AMP Adenosine CD39 CD73 Innate and adaptive immune response SRF617 SRF617 Monotherapy or Combination with Gemcitabine Leads to Increased ATP Levels in Human Pancreatic Cancer Cultures * SRF617 Engages the Innate Immune System By Increasing Extracellular ATP

SRF617 Stimulates Key Components of the Innate Immune System 16 Cell stress/ damage/ death (innate) ATP AMP Adenosine CD39 CD73 Innate and adaptive immune response SRF617 SRF617 Stimulates Dendritic Cells, A Key Component of the Innate Immune System

CD39 Inhibition Demonstrates Potent Anti-tumor Activity 17 SRF617 Single Agent Activity in Xenograft MOLP8 In Vivo Model Murine Anti-CD39 Surrogate Cooperates with Anti-PD1 in CT26 Model, Increasing Cures Days on Study 10/18 CR 4/16 CR (Rechallenge)

Patterns of CD39 TME Expression Lead to Translational Hypotheses in Tumor Types with High Clinical Need CD39 TIL expression CD39/CK Gastric CA CD39 CD39 stromal expression Pancreatic CA CD39/CK 18

CD39 Expression Increases After Anti-PD-(L)1 Exposure *Surface data 5 individual PBMC donors -/+ Nivolumab at 10ug/ml 96-Hour incubation Cell types and %CD39 expression determined by flow *Clinical data, Corvus, SITC 2017 CD39 expression analysis from RCC and NSCLC screening biopsies Resistant pts treated > 3 months with anti-PD-(L)1 (atezolizumab) CD73 and A2AR also elevated in resistant population (not shown) 19 From Patients… In Vitro… TIL expression

SRF617 Clinical Development Plan Phase 1/1b 20 Dose Escalation: Patients with advanced solid tumors Establish safe monotherapy dose (accelerated & 3+3 design) Establish safe combination therapy dose(s); anticipate staggered start after monotherapy Biopsy Expansion Cohort: Evaluate on-target tumor tissue changes in enzymatic activity SFR617 Monotherapy Dose Escalation Biopsy Expansion Cohort SRF617 + Gem/Abraxane Combination SRF617 + αPD-1 Combination Additional combination cohorts to be considered RP2D Enables start of RP2 in Pancreatic Cancer Enables start of RP2 in Gastric Cancer Phase 2 RP2D RP2D

Key Phase 1 Bioassays to Assess Biologic POC 21 PBMC Target Occupancy CD39 Enzymatic Activity by IHC Allows for Direct Measurement of CD39 Inhibition within the TME Binding of SRF617 to PBMCs is Highly Correlated to Enzymatic Inhibition

High affinity, fully human IgG4 antibody against human CD39 Potent inhibitor of enzymatic activity IND filed in November 2019 Dual mechanism of action: Significant reduction of adenosine and increased levels of ATP leads to increased T cell proliferation and dendritic cell maturation SRF617 Antibody Targeting CD39 Initial clinical update in late 2020

Overview of SRF388 Targeting IL-27 to Enhance Immune Activity in the TME

IL-27 is an Immunosuppressive Cytokine Upregulated During Pregnancy, an Immune-tolerant State Detection of EBI3 (IL-27 subunit) in Serum

IL-27 Upregulates Checkpoint Receptors, Downregulates Proinflammatory Cytokines

SURFACE ONCOLOGY


p28
EBI3
IL-27 Ligand
IL-27 Receptor
Jak2
Jak1
STAT3
STAT1
Inhibitory Receptors on Immune Cells
Inflammatory Cytokines


IL-27 Upregulates Checkpoint Receptors
%positive CD8+ T cells
100
80
60
6
4
2
0
***
**
*
**
PD-L1
Lag3
Tigit
Tim3
IL-27 Downregulates Pro-Inflammatory Cytokines
TNFα
TNFα pg/mL
200
150
100
50
0
+IL-27
Control

Chihara et al, *Nature* 558, 2018
DeLong et al, *Immunohorizons* 3, 2019

25

IL-27 SRF388 Restores Cytokine Production in Combination with αPD-1 in Presence of rIL-27 in Healthy Donor PBMCs IFNγ, TNFα, IL-17 T cell PD1 Control ⍺PD-1 IL-27 + ⍺PD-1 IL-27 + ⍺PD-1 + SRF388 Anti-PD-1 SRF388 Similar effects observed with IL-17 and TNFa Anti-PD-1

Levels of EBI3 are Elevated in Serum from Cancer Patients

Evidence for IL-27 Pathway Activation in HCC and RCC P28 Expression in Hepatocellular Carcinoma U. Montreal Cohort - J. Stagg 187 RCC Plasma Samples Liver

SRF388 Inhibits Tumor Growth in an Orthotopic Model of Hepatocellular Carcinoma SRF388 (50 mg/kg) was dosed IP BIW x 2 Starting day 5 Tumor growth was measured by bioluminescent imaging Hepa1-6-Luc Tumors

Potential to explore combinations in RCC Single arm Phase 2 in RCC Renal Cell Cancer Monotherapy dose expansion (Mandatory pre & post-treatment biopsies) Hepatocellular Cancer Monotherapy safety Potential to explore combinations in HCC Monotherapy dose escalation in patients with advanced solid tumors Establish a safe dose Accelerated and standard 3+3 design RP2D RP2D SRF388 Clinical Development Plan Phase 1/1b

Overview of SRF388 Potential First-in-Class Antibody Targeting IL-27 High affinity, fully human IgG1 antibody against the p28 subunit of IL-27 IL-27 is a highly immunosuppressive cytokine upregulated during pregnancy and associated with maternal-fetal tolerance Targeted translational hypothesis: RCC & HCC IL-27 serves as a “master switch” of checkpoint protein expression IND filed in December 2019 Initial clinical update in late 2020

Overview of SRF813 Targeting CD112R to Enhance NK & T cell Activity in the TME

NK Focused Immunotherapies Provide a Strategy to Overcome T Cell-Associated Tumor Immune Resistance Freeman, et al Cell Reports, 28, 2019 Genes that when depleted are associated with increased sensitivity to NK mediated killing Tumor cell NK cell MHC I low NK sensitivity Genes that when depleted promote resistance to T cell killing Unbiased genome-wide CRISPR screens identify transcriptional networks that are: Associated with PD-1 resistance Increased tumor cell sensitivity to NK cell killing Shared genes between screens, P <0.01 Genes for: Antigen Presentation Machinery IFN Signaling

The CD112R Blocking Antibody SRF813 Promotes NK Cell Activation NK cell Tumor cell CD112 PBMC-NK activation assay NK degranulation assay Raji.CD112 Cells K562 Cells SRF813 + + activation + + + CD16 CD112R CD226

SRF813 Has the Potential for Improved Efficacy In vitro NK cell activity assay K562 Cells CD16 CD112R Distinct epitope and isotype important for functional activity Competitor Model for SRF813 binding CD112 SRF813 + Tumor cell NK Cell CD226 + - CT26 syngeneic tumor model muIgG1 = low affinity binding muIgG2a = high affinity binding

CD112R Antibody Delays Tumor Growth and Promotes Immunological Memory Anti-muCD112R 25 mg/kg, starting day 4 (BIW x 3) Anti-tumor activity as a single agent Naive Re-challenged Tumor free re-challenged display immunological memory Activity is NK and T cell dependent Isotype anti-muCD112R

High affinity, fully human IgG1 antibody against human CD112R NK cell targeted therapies have the potential to overcome PD-1 resistance SRF813 represents a new therapeutic approach designed to enhance NK/T cell activation in the TME SRF813 enhances NK cell and T cell activation via a distinct mechanism SRF813 Antibody Targeting CD112R

IND-enabling work ongoing PROGRAM CANDIDATE KEY NEAR TERM MILESTONES Initial Phase 1 results Combinations with anti-PD-1 and A2AR Initiate Phase 1 in early 2020 Initial clinical update in late 2020 Initiate Phase 1 in early 2020 Initial clinical update in late 2020 Upcoming Milestones Next Wave of Programs into Phase 1 in Early 2020 SRF813 CD112R CD73 CD39 SRF617 IL-27 SRF388 NZV930

Breaking through for patients with cancer